EXHIBIT 99.2
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                   AMENDMENT NO. 1 TO SUBSCRIPTION AGREEMENT
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      WHEREAS,                         (the "Purchaser") has entered into a
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Subscription Agreement ("Subscription Agreement") subscribing for the purchase
of           shares of the $.01 par value common stock of CPAC, Inc. (the
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"Company") at a purchase price of $11.00 per common share; and

      WHEREAS, Purchaser understands that the Company has consummated a sale of one million (1,000,000) shares of its $.01 par value common stock to an accredited investor ("Accredited Investor") at $11.00 per common share; and

      WHEREAS, such Accredited Investor was granted demand registration rights having priority to those granted to the Purchaser in the limited circumstances of an underwritten offering; and

      WHEREAS, the Purchaser has agreed to accept subordination in the application of the demand registration rights granted to the Purchaser in the Subscription Agreement in the limited circumstances of an underwritten offering.

      NOW THEREFORE, it is agreed that the Subscription Agreement is hereby amended to reflect such subordination and as amended remains in full force and effect:

      1. Section 5(a) of the Subscription Agreement is hereby amended, and as amended, shall read as follows:

          (5)  Registration Rights
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               (a) Registration Rights; Requests for Registration.

                   (1) The Purchaser understands that the Company is offering, concurrently with its sale to the Purchaser, up to Five Hundred Thousand (500,000) Shares of its $.01 par value common stock (including the Shares subscribed for by the Purchaser) to other "accredited investors" in a private placement of such stock who shall be granted registration rights which are, in substance, identical to those granted to Purchaser by this Section (5). The holders of a majority of the aggregate number of shares actually sold in such offering ("Registerable Shares") shall be entitled at any time after the expiration of the six month period immediately following September 30, 1995 to make a written request that the Company register for resale under the 1933 Act, all or any number of the Registerable Shares, provided that with respect to any such request, the Company shall not be required by the registration rights granted under this section (5) to file a Registration Statement or cause a filed Registration Statement to become effective if such filing, in compliance with and pursuant to the regulations and rules contained in Regulation S-X dealing with the age of financial statements at the effective date of a registration statement, would require the Company to include in such Registration Statement audited financial statements of the Company which, but for such request, would not otherwise have been required, in compliance with such applicable rules and regulations, to have been furnished by the Company in the normal course of its business and operations.

                   Within 30 days after receipt of any such request, the Company will give written notice of such request to all other holders of Registerable Shares and will include in such registration all Registerable Shares with respect to which the Company has received written requests for inclusion therein within 15 days after the Company's notice is mailed. The registration requested pursuant to this paragraph (5)(a)(1) is referred to herein as the "Demand Registration".

                   For purposes of this right to demand registration, a registration will not count as the Demand Registration until (i) it has become effective and (ii) the holders of the Registerable Shares are able to sell the Registerable Shares requested to be included in such registration. The Demand Registration shall be made on a short registration form (on Form S-3 or any similar short registration form) whenever the Company is permitted under applicable rules promulgated by the Securities and Exchange Commission to use such short form.

                   Within 30 days after receipt of the request set forth above, the Company will give written notice of such request to the Accredited Investor and will include in such registration all shares with respect to which the Company has received a written request for inclusion therein from such Accredited Investor within 15 days after the Company's notice is mailed.

                   (2) Whenever the Company proposes to register (either on its own behalf or on behalf of holders of its equity securities other than the holders of Registerable Shares in their capacity as holders of the Registerable Shares) any of its equity securities under the 1933 Act including the shares sold to the Accredited Investor (other than pursuant to registrations of equity securities to be sold under one or more of the Company's employee benefit plans on Form S-8), and the registration form to be used may be used for a registration of the Registerable Shares, the Company will give prompt written notice to all holders of the Registerable Shares of its intention to effect such a registration and will include in such registration all Registerable Shares with respect to which the Company has received written request by the holders thereof for inclusion therein within 30 days after the mailing of the Company's notice. Any registrations requested pursuant to this paragraph (5)(a)(2) are referred to herein as "Piggyback Registrations".

      2. Section 5(b) of the Subscription Agreement is hereby amended, and as amended, shall read as follows:

               (b) The Demand Registration

                   (1)  Priority of Demand Registration

                        The Company will not include in the Demand Registration any other of its equity securities without the written consent of the holders of a majority of the Registerable Shares requesting such registration. If a Demand Registration is an underwritten offering, and the managing underwriters of such offering advise the Company in writing that, in their opinion, the number of Registerable Shares, the shares requested to be included by the Accredited Investor and other equity securities to be included, exceeds the number of Registerable Shares, the shares requested to be included by the Accredited Investor and other equity securities which can be sold in such offering, the Company will include in such registration prior to the inclusion of the Registerable Shares and any other of the Company's equity securities, the shares requested to be sold by the Accredited Investor without regard to the inclusion of any Registerable Shares and/or other equity securities. If in the opinion of the managing underwriters a number of Registerable Shares requested to be included in such registration can be sold, such Registerable Shares shall be included, pro rata among the respective holders based on a fraction, with respect to each holder, the numerator of which is the number of Registerable Shares requested to be sold by such holder, and the denominator of which is the number of Registerable Shares requested to be included in such Demand Registration by all holders of the Registerable Shares.

                   (2)  Restrictions on Demand Registration.

                        The Company will not be obligated to effect more than two Demand Registrations and shall be so obligated only if the holders of the majority of the Registerable Shares so request such registration. Further, the Company will not be obligated to effect the Demand Registration within three months after the effective date of a registration in which the holders of the Registerable Shares exercised their "piggyback registration" rights pursuant to paragraph (5)(a)(2) hereof.

                   (3)  Selection of Underwriters

                        The Company shall have the exclusive right to select the underwriter(s), including the exclusive right to designate the managing underwriter(s), with respect to the Demand Registration offering. Nothing herein shall prevent the holders of the Registerable Shares who have requested the Demand Registration from submitting a recommendation(s) with respect to any underwriters and/or managing underwriters.

                   (4)  Expenses of the Demand Registration

                        The Company shall pay all expenses incident to the Demand Registration, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other persons retained by the Company in connection with the Demand Registration. The holders of the Registerable Shares requesting the Demand Registration will be required to pay their pro rata share of any underwriter and/or brokerage commissions, attributable to the inclusion of the Registerable Shares in the Demand Registration.

      3. Section 5(c) of the Subscription Agreement is hereby amended, and as amended, shall read as follows:

               (c) Piggyback Registration.

                   (1)  Priority on Primary Registrations.

                        If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that, in their opinion, the number of equity securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) the equity securities the Company proposes to sell, (ii) the Accredited Investor's shares and the Registerable Shares requested to be included in such Piggyback Registration, pro rata among the holders thereof based upon a fraction, with respect to each holder, the numerator of which is the number of the shares requested to be sold by such holder, and the denominator of which is the total number of the Accredited Investor's and the Registerable Shares requested to be included in such Piggyback Registration by the Accredited Investor and all holders of the Registerable Shares and (iii) any other equity securities requested to be included in such registration.

                   (2)  Priority on Secondary Registrations.

                        If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's equity securities (other than the Accredited Investor and the holders of the Registerable Shares in their capacity as holders of the Registerable Shares), and the managing underwriters advise the Company in writing that, in their opinion, the number of equity securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) the equity securities to be sold in the secondary offering by the holders of the Company's equity securities, (ii) the Accredited Investor's and the Registerable Shares requested to be included in such Piggyback Registration, pro rata among the holders thereof based upon a fraction, with respect to each holder, the numerator of which is the number of shares requested to be sold by such holder, and the denominator of which is the total number of the Accredited Investor's and the Registerable Shares requested to be included in such Piggyback Registration by the Accredited Investor and by all holders of Registerable Shares, and (iii) any other equity securities requested to be included in such registration.

                   (3)  Expenses of Piggyback Registrations

                        The Company shall pay all expenses incident to the Piggyback Registration, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent, certified public accountants, underwriters (excluding discounts and commissions) and any other persons retained by the Company in connection with such Piggyback Registrations. The holders of the Registerable Shares requesting the Piggyback Registration will be required to pay their pro rata share of any underwriter and/or brokerage commissions attributable to the inclusion of the Registerable Shares in the Piggyback Registration.

      IN WITNESS WHEREOF, the Purchaser has executed and delivered this
Amendment No. 1 to the Subscription Agreement as of this     day of September,
                                                         ---
1995.


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Signature of Subscriber                   Residence and/or Business Address


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Typed or Printed Name                     City             State           Zip



Social Security or Tax
Identification No. of Subscriber

                                          ACCEPTED:

                                          CPAC, INC.


Dated:                               By:
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                                          Thomas N. Hendrickson
                                             President and Chief Executive
                                                Officer